Assets Held for Sale	9 Months Ended
Sep. 30, 2024
Assets Held for Sale [Abstract]
Assets Held for Sale

4.      Assets Held for Sale

On June 28, 2024, Nxu entered into a contract with Silicon Valley Disposition (“SVD”) to sell battery manufacturing equipment and certain other assets located in its leased warehouse space in Mesa, Arizona. Pursuant to the contract, assets identified and held for sale were sold in an online public auction (the “Auction”) beginning on August 13, 2024. In connection with the Auction contract, Nxu sold certain assets previously classified as held for sale for total cash proceeds of approximately $0.4 million, net of SVD commissions, and recorded a related loss on the disposal of assets sold at Auction of approximately $0.5 million. Nxu continues to classify manufacturing equipment and certain other assets that were not sold at Auction, but that are available and marketed for sale, as held for sale.

Assets held for sale will no longer be used in Nxu’s continuing operations. As of September 30, 2024, and in accordance with ASC 360, Nxu compared the carrying amount of assets held for sale to their fair value, which is based on management’s advertised prices for those assets, less anticipated discounts and estimated costs to sell, and recorded additional impairment loss of approximately $0.2 million, net of recoveries.

The carrying amount of assets held for sale consist of the following (in thousands):

September 30, 2024
Tools and plant equipment	$1,511
Office equipment	0
Vehicles	0
Total carrying amount of assets held for sale	1,511
Less: Carrying amount in excess of fair value (less selling costs)	(794)
Fair value of assets held for sale	$717

Nxu ceased recording depreciation expense related to assets held for sale as of June 30, 2024.